IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Supplement dated May 28, 2010

to the

Ivy Funds Variable Insurance Portfolios Statement of Additional Information dated April 30, 2010

The following regarding Ivy Funds VIP Money Market amends the first paragraph in the subsection entitled “Ivy Funds VIP Money Market” in the section entitled “The Portfolios, Their Investments, Related Risks and Restrictions” on page 4:

Ivy Funds VIP Money Market may only invest in the money market obligations and instruments listed below. In addition, as a money market fund that uses the amortized cost method of valuing its portfolio securities, the Portfolio must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, investments are limited to those that are U.S. dollar-denominated and that are rated in one of the two highest rating categories by the required number of requisite nationally recognized statistical rating organizations (NRSROs) (an NRSRO is a “requisite NRSRO” if designated as such by the Trust’s Board of Trustees (Board)) or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. government securities) to no more than 5% of the Portfolio’s total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 3% of the Portfolio’s total assets, with investment in such securities of any one issuer (except U.S. government securities) being limited to 0.5% of the Portfolio’s total assets. In accordance with Rule 2a-7, the Portfolio may invest in securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest rating category by the requisite NRSROs (or, if unrated, determined by WRIMCO to be of comparable quality to such securities), not more than 45 calendar days.

The following regarding Ivy Funds VIP Money Market amends the third paragraph in the subsection entitled “Specific Securities and Investment Practices-each Portfolio except the Pathfinder Portfolios-Illiquid Investments” in the section entitled “The Portfolios, Their Investments, Related Risks and Restrictions” on page 10:

If through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 15% (5% for Ivy Funds VIP Money Market) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

The following regarding Ivy Funds VIP Money Market amends the second paragraph in the third non-fundamental investment restriction in the subsection entitled “Investment Restrictions—Non-Fundamental Investment Restrictions” in the section entitled “The Portfolios, Their Investments, Related Risks and Restrictions” on page 34:

Ivy Funds VIP Money Market may not acquire (i) an illiquid security if, immediately after such acquisition, the Money Market Fund would have invested more than five percent of its total assets in illiquid securities; (ii) any security other than a Daily Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, the Money Market Fund would have invested less than ten percent of its total assets in Daily Liquid Assets; or (iii) any security other than a Weekly Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, the Money Market Fund would have invested less than thirty percent of its total assets in Weekly Liquid Assets.

The following regarding Ivy Funds VIP Money Market amends the third paragraph in the Further Non-fundamental Restrictions in the subsection entitled “Investment Restrictions—Non-Fundamental Investment Restrictions” in the section entitled “The Portfolios, Their Investments, Related Risks and Restrictions” on page 35:

Ivy Funds VIP Money Market may not purchase the securities of any one issuer (other than U.S. government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided, however, the Portfolio may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after the purchase. The Portfolio may rely on this exception only as to one issuer at a time. Ivy Funds VIP Money Market may not invest more than 3% of its total assets in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. government securities) limited to 0.5% of the Portfolio’s total assets.

The following is added after the first paragraph in the subsection entitled “Disclosure of Portfolio Holdings—Publicly Available Portfolio Holdings” in the section entitled “The Portfolios, Their Investments, Related Risks and Restrictions” on page 37:

Beginning October 7, 2010, information concerning Ivy Funds VIP Money Market’s portfolio holdings will be posted on Waddell & Reed’s website, www.waddell.com, five business days after the end of each month and remain posted on the website for at least six months thereafter. In addition, beginning December 7, 2010, information concerning Ivy Funds VIP Money Market’s portfolio holdings will be filed on a monthly basis with the SEC on Form N-MFP.

The following regarding Ivy Funds VIP Money Market replaces the first and fourth paragraphs in the subsection entitled “Valuation—Ivy Funds VIP Money Market and Money Market Instruments” in the section entitled “Purchase, Redemption and Pricing of Shares” on page 81:

Under Rule 2a-7, Ivy Funds VIP Money Market uses the amortized cost method for valuing its portfolio securities provided it meets certain conditions. As a general matter, the primary conditions currently imposed under Rule 2a-7 relating to the Portfolio’s investments are that the Portfolio must: (1) not maintain a dollar-weighted average portfolio maturity in excess of 60 calendar days; (2) limit its investments, including repurchase agreements, to those instruments which are U.S. dollar-denominated and which WRIMCO, pursuant to guidelines established by the Board, determines present minimal credit risks and which are rated in one of the two highest rating categories by the required number of requisite NRSRO(s), as defined in Rule 2a-7; or, in the case of any instrument that is not rated, of comparable quality as determined under procedures established by and under the general supervision and responsibility of the Board; (3) limit its investments in the securities of any one issuer (except U.S. government securities) to no more than 5% of its assets; (4) limit its investments in securities rated in the second highest rating category by the NRSRO(s) or comparable unrated securities to no more than 3% of its assets; (5) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the NRSRO(s) or comparable unrated securities to 0.5% of its total assets; and (6) limit its investment to securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest rating category by the requisite NRSRO(s) (or, if unrated, determined by WRIMCO to be of comparable quality to such securities), not more than 45 calendar days. Rule 2a-7 sets forth the method by which the maturity of a security is determined. The amortized cost method involves valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

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Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market valuation and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, establishing a NAV per share using available market quotations, or suspending redemption of Ivy Funds VIP Money Market’s shares and liquidating the Portfolio.

The following replaces the section entitled “Quarterly Portfolio Holdings” on page 86:

Portfolio Holdings Disclosure

A complete schedule of each Portfolio’s portfolio holdings for the first and third quarters of each fiscal year is filed with the SEC on the Fund’s Form N-Q. This form may be obtained in the following ways:

•	On the SEC’s website at http://www.sec.gov.
•	For review and copy at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
•	Without charge, on Waddell & Reed’s website at http://www.waddell.com.

Beginning October 7, 2010, information concerning Ivy Funds VIP Money Market’s portfolio holdings will be posted on Waddell & Reed’s website, www.waddell.com, five business days after the end of each month and remain posted on the website for at least six months thereafter. In addition, beginning December 7, 2010, information concerning Ivy Funds VIP Money Market’s portfolio holdings will be filed on a monthly basis with the SEC on Form N-MFP.